Exhibit 32.

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-QSB of NationsRx, Inc. for the quarter ended September 30, 2005, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. the Quarterly Report on Form 10-QSB of NationsRx Inc. for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005, fairly presents in all material respects, the financial condition and results of operations of NationsRx Inc.



/s/ Gary Campbell
------------------------
By: Gary Campbell CEO/Director
Date: November 12, 2005


 /s/ Karl Harz
 ------------------------
 By: Karl Harz CFO/Director
 Date: November 12, 2005